SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                         (Amendment No.   )
Filed by the Registrant [x ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                                   CU BANCORP
................................................................................

                (Name of Registrant as Specified In Its Charter)

                              ANITA Y. WOLMAN, ESQ.
................................................................................

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a(6(j)(2).
[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
          (1) Title of each class of securities to which transaction applies:

................................................................................

          (2) Aggregate number of securities to which transaction applies:

................................................................................

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

................................................................................

          (4) Proposed maximum aggregate value of transaction:

................................................................................

          (5) Total fee paid:
................................................................................

[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule

 10-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

.......................................................................
          2) Form, Schedule of Registration Statement No.:

.......................................................................
          3) Filing Party:

.......................................................................
          4) Date Filed:

.......................................................................













                                             April __, 1995



To Our Shareholders:

          You are cordially invited to attend the Annual Meeting of Shareholders of CU Bancorp (the "Company") which will be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California on Thursday, June 29, 1995 at 8:30 a.m.

           At the meeting, you will be asked to elect as directors the seven individuals nominated by the Board of Directors. You will also be asked to approve the 1995 CU Bancorp-Restricted Stock Plan. More detailed information about the nominees, the specified proposals and other matters regarding the Annual Meeting is included in the attached Proxy Statement.

           Whether or not you plan to attend, please sign and return the accompanying proxy card in the postage-paid envelope as soon as possible so that your shares will be represented at the meeting. The Board of Directors suggests that you vote "FOR" each proposal listed on the proxy card. If you attend the meeting and ask to vote in person, you may withdraw your proxy then. It is important that your stock be represented.

                         Paul W. Glass
                         Chairman of the Board

                                   CU BANCORP
                             16030 VENTURA BOULEVARD
                            ENCINO, CALIFORNIA 91436
                                 (818) 907-9122


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


           The Annual Meeting of Shareholders of CU Bancorp (the "Company") will be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California on Thursday, June 29, 1995 at 8:30 a.m., for the following purposes:

           1. Election of Directors. To elect seven persons to serve as directors of the Company until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified. The following persons are the Board of Directors' nominees:

               Kenneth L. Bernstein
               Stephen G. Carpenter
               Richard H. Close
               Paul W. Glass
               David Nathanson
               Ronald S. Parker
               David I. Rainer

          2.   To approve the CU Bancorp 1995 Restricted Stock Plan.

           3. Other Business. To consider and transact such other business as may properly be brought before the meeting and any adjournment or adjournments thereof.

           Shareholders of record at the close of business on May 8, 1995 are entitled to notice of and to vote at the meeting.
________________________________________________________________________________

          Provisions of the Bylaws of CU Bancorp govern nominations for election of members of the Board of Directors as follows:

Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.


      YOU ARE REQUESTED TO DATE, EXECUTE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, EITHER BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON, OR BY FILING WITH THE SECRETARY OF THE COMPANY, PRIOR TO THE MEETING, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.


                         BY ORDER OF THE BOARD OF DIRECTORS


                                             Richard H. Close
                                             Secretary


Dated:  May _____, 1995
Encino, California 5
                                   CU BANCORP
                             16030 VENTURA BOULEVARD
                            ENCINO, CALIFORNIA 91436
                                 (818) 907-9122

                                 PROXY STATEMENT


                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of CU Bancorp (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the Warner Center Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California on Thursday, June 29, 1995 at 8:30 a.m., and at any adjournments thereof (the "Meeting").

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about May __, 1995.

Revocability of Proxies

      A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person. Unless revoked or the shareholder directs otherwise, all shares represented by a properly executed proxy received prior to the Meeting will be voted as provided therein.

      The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting.

Costs of Solicitations of Proxies

      The enclosed proxy is being solicited by the Company's Board of Directors. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company and its subsidiary, California United Bank (the "Bank"). The Company has engaged the services of D.F. King & Company to assist in the solicitation of proxies. It is estimated that the total fees paid in connection with this solicitation will be $5,000. The total expense of this solicitation will be borne by the Company. Expenses may include reimbursement paid to brokerage firms and others for their costs in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company.

                                VOTING SECURITIES

Outstanding Shares and Record Date

      Only shareholders of record of the Company's Common Stock as of the close of business on May 8, 1995 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of the Record Date, the Company had _________ shares of Common Stock outstanding.

     All Common Stock figures throughout this Proxy Statement have been adjusted to reflect stock splits and dividends.
Voting Rights

      Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. Pursuant to California law, no shareholder can cumulate votes unless prior to the voting at the Meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at such Meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement and return of the proxy shall grant such authority, unless otherwise directed.

      Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of votes held in his or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires. The seven candidates receiving the highest number of votes are elected.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth information as of March 31, 1995 pertaining to beneficial ownership of Common Stock by persons known to the Company to own five percent or more of such stock, current directors of the Company, all nominees to be directors of the Company and all directors and officers of the Company as a group. The information contained herein has been obtained from the Company's records, from information furnished directly by the individual or entity to the Company, or from various filings made by the named individuals with the Securities and Exchange Commission.

           The Company is of the opinion that there is no person who possesses, directly or indirectly, the power to direct or cause to direct the management and policies of the Company, nor is it aware of the existence of a group of persons formed for such purpose, whether through the ownership of voting securities, by contract, or otherwise.

                                             Amount and Nature
                                                 of Beneficial   Percent of
Name of Beneficial      Relationship With   Ownership(2)(3)(4)   Class(1)
Owner                   Company
Kenneth L. Bernstein    Director, Nominee               29,114   to be
                                                                 complet-ed
                                                                 after
                                                                 record
                                                                 date
Stephen G. Carpenter    Director,                       72,953
                        Nominee,
                        President, Chief
                        Executive Officer
Richard H. Close        Director, Nominee              116,486
Paul W. Glass           Chairman,                      100,028
                        Director Nominee
M. David Nathanson      Director                        97,145
Ronald S. Parker        Director, Nominee                7,250
David I. Rainer         Director,                       52,179
                        Nominee, Chief
                        Operating Officer
Dimensional Fund        Beneficial Owner               278,496
Advisors Inc.           of More Than 5%
All current executive                                  491,636
officers and directors
as a group (8  in
number)(6)(9)

________________________________________________________________________________


(1)    Only Common Stock is outstanding.

(2) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.

  (3) Includes as if currently outstanding the following shares subject to options which are exercisable within 60 days.

Director         Options Exercisable   Warrants Exercisable
Bernstein                      1,250                      0
Carpenter                     67,453                      0
Close                         16,370                      0
Glass                         16,370                      0
Parker                         1,250                      0
Nathanson                     16,370                      0
Rainer                        34,370                      0

(4) Shares issuable pursuant to options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals.

(5) Includes __________ shares held by the Glass, and Rosen Profit Sharing Plan of which Mr. Glass is a trustee.

(6) The listing of individuals as executive officers in this table or elsewhere in this Proxy Statement should not be interpreted as an indication that such individuals are considered to be executive officers of the Company or the Bank for any other purposes.

(7) Includes as if currently outstanding 185,196 shares subject to options held by directors and officers which are exercisable within 60 days from March 31, 1995.

(8) Information is based on filing with Securities and Exchange Commission

(9) The address of all listed individuals, with the exception of Dimensional Fund Advisers, Inc. is c/o CU Bancorp, 16030 Ventura Boulevard, Encino, California 91436. The address of Dimensional Fund Advisers, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.
________________________________________________________________________________




                        DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors and Nominees

           The Bylaws of the Company provide that the number of directors of the Company may be no less than seven and no more than thirteen, with the exact number to be fixed by resolution of the Board of Directors or the shareholders. The number of directors is presently fixed at seven.

           The persons named below have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors or the number of nominees may be reduced. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve. The procedures for nominating directors, other than by the Board, are set forth in the Bylaws and are included in the Notice of Annual Meeting. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed. The seven nominees receiving the highest number of votes at the Meeting shall be elected.

          The following table provides information as of the Record Date with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information pertaining to stock ownership of the nominees.

                             Position     Position     Director
                             and Office   and Office   of Company
Name                    Age  with the     with the     and Bank
                             Company      Bank         since:
Kenneth L. Bernstein    51   Director     Director     1994
Stephen G. Carpenter    54   Director,    Chairman,    1992
                             President,   Chief
                             Chief        Executive
                             Executive    Officer
                             Officer
Richard H. Close        49   Director,    Director,    1981
                             Secretary    Secretary
Paul W. Glass           48   Chairman     Director     1984
M. David Nathanson      64   Director     Director     1981
Ronald S. Parker        49   Director     Director     1993*
David I. Rainer         37   Director,    Director,    1992
                             Chief        President,
                             Operating    Chief
                             Officer      Operating
                                          Officer

      None of the directors or officers of the Company or the Bank were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company and the Bank acting in their capacities as such. There are no family relationships between any two or more of the directors, officers, or persons nominated or chosen by the Board of Directors to become a director or officer and none serve as directors of any company required to report under the Securities Exchange Act of 1934, as amended, or any investment company registered under the Investment Company Act of 1940, as amended.

      Set forth below are brief summaries of the background and business experience, including principal occupation, of the director nominees.

      KENNETH L. BERNSTEIN, was elected to the Board of the Company and the Bank in December 1993, and assumed the positions in February 1994. He is the President of BFC Financial Corporation and has served in such capacity since 1965. BFC Financial Corporation performs a variety of service for both the finance industry and clients of that industry.

      STEPHEN G. CARPENTER, joined the Bank in 1992 from Security Pacific National Bank where he was Vice Chairman in charge of middle market lending from July 1989 to June 1992. Mr. Carpenter was previously employed at Wells Fargo Bank from July 1980 to July 1989, where he was an Executive Vice President. He assumed the role of Chairman of the Bank in February, 1994.

      RICHARD H. CLOSE has been a principal in the law firm of Shapiro, Posell, Rosenfeld & Close, a Professional Corporation, in Los Angeles, California, since 1977.

      PAUL W. GLASS is a certified public accountant and has been a principal in the accountancy firm of Glass & Rosen, in Encino, California, since 1980.

      M. DAVID NATHANSON was formerly President of Nathanson, Lewis & Harris Advertising until 1989. He is currently retired.

      RONALD S. PARKER has been the Chairman of Parker, Mulcahy & Associates, a regional merchant banking firm, since May 1992. Prior to that he was the
Executive Vice President and Group Head of the Corporate Banking Group of Security Pacific National Bank from March of 1991 to May of 1992. He held a similar position at Wells Fargo National Bank from 1984 to 1991. *Mr. Parker resigned from the Board in December 1993. He was reappointed in 1994.

      DAVID I. RAINER was appointed Executive Vice President of the Bank in June 1992 and assumed the position of Chief Operating Officer in late 1992. He assumed the title of President of the Bank in February, 1994. From July 1989 to June 1992, Mr. Rainer was employed by Bank of America (Security Pacific National Bank) where he held the position of Senior Vice President. From March 1989 to July 1989, Mr. Rainer was a Senior vice President at Faucet & Company, where he co-managed a stock and bond portfolio. From July 1982 to March 1989, Mr. Rainer was employed by Wells Fargo Bank, where he held the positions of Vice President and Manager.

      No director, officer or affiliate of the Company or of the Bank, no owner of record or beneficially of more than five percent of any class of voting securities of the Company or no associate of any such director, officer or affiliate is a party adverse to the Company or the Bank in any material pending legal proceedings to which the Company or the Bank is a party.

      THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR THE SEVEN NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: KENNETH L. BERNSTEIN, STEPHEN G. CARPENTER, RICHARD H. CLOSE, PAUL W. GLASS, M. DAVID NATHANSON, RONALD S. PARKER AND DAVID I. RAINER.

Committees of the Board of Directors; Director Attendance

      The Board of Directors maintains the following committees, which perform the functions and were comprised during 1994 of the members listed below:

                   Functions;

Name             Number of Meetings                              Members

Audit Committee  Monitors significant accounting policies;      Glass (Chair)
                 approves services rendered by the auditors;    Close
                 reviews audit and management reports;
                 makes recommendations regarding the
                 appointment of independent auditors
                 and the fees payable for their services.
                 Met ___ times during 1994.


Compensation     Determines  compensation   of                  Glass
                 executive
Committee        officers.    See   page    17                  Parker
                 herein.





      The Company does not have a Nominating Committee. The Board of Directors performs the functions of this committee. The Board of Directors will consider nominees recommended by security holders, in accordance with the procedures set forth in the Bylaws, which are set forth in this Proxy Statement. The Board of Directors of the Bank maintains regular Audit, Executive, Loan, Compensation, Investment and Community Reinvestment committees.

      During 1994, the Company's Board of Directors held 12 regularly scheduled meetings and ___ special meetings. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and
(2) the total number of meetings of committees of the Board on which they served (during the period for which they served).

Executive Officers

      Set forth below is certain information as of the Record Date with respect to each of the executive officers of the Company as of the Record Date.

                            Position and    Position and
                            Offices with    Offices with    Officer
Name                  Age   the             the  Bank       Since
                            Company
STEPHEN G. CARPENTER  55    Director,       Chairman,       1992
                            Chief           Chief
                            Executive       Executive
                            Officer         Officer
DAVID I. RAINER       38    Director,       Director,       1992
                            Chief           President,
                            Operating       Chief
                            Officer         Operating
                                            Officer
ANNE WILLIAMS         37    Chief Credit    Chief Credit    1992
                            Officer         Officer
PATRICK HARTMAN       45    Chief           Chief           1992
                            Financial       Financial
                            Officer         Officer

      Set forth below are brief summaries of the background and business experience, including principal occupation, of the executive officers of the Company who have not previously been discussed herein.

     PATRICK HARTMAN has been employed by the Bank since November, 1992. Prior to assuming his present positions he was Senior Vice President/Chief Financial

Officer for Cenfed Bank for a period during 1992. Mr. Hartman held the post of Senior Vice President/Chief Financial Officer of Community Bank, Pasadena, California, for thirteen years.

      ANNE WILLIAMS joined the Bank in 1992 as Senior Loan Officer. She was named to the position of Chief Credit Officer in July 1993. Prior to that time she spent five years at Bank of America / Security Pacific National Bank, where she was a credit administrator in asset based lending, for middle market in the Los Angeles Area. Ms. Williams was trained at Chase Manhattan Bank in New York, and was a commercial lender at Societe Generale in Los Angeles and Boston Five Cents Savings Bank where she managed the corporate lending group.


Compensation of Directors and Executive Officers

      The following information is furnished with respect to (i) the chief executive officer of the Corporation and (ii) each of the other executive officers of the Corporation (including officers of the Bank who may be deemed to be executive officers of the Corporation), who were serving as executive officers at December 31, 1994 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                 Annual Compensation                         Long Term Compensation Awards
Name and Principal      Year    Salary    Bonus         Other Annual   Options  LTIP     All Other
Position                                                Compensation   / Sar's  Payouts  Compensation
Stephen G. Carpenter    1992    $144,872     $50,000(3)   $  7,000(2)   74,000         0             0
Chief Executive         1993    $250,000     $50,000(3)    $12,000(2)   25,000               $1,882(5)
Officer /               1994    $256,250     $50,000       $13,440(2)  100,000               $2,250(5)
Chief Executive
Officer - California
United Bank
David I. Rainer         1992    $108,333      $  50,000   $  5,000(2)   55,000         0             0
Chief Operating         1993    $200,000      $ 100,000    $12,000(2)   25,000               $3,000(5)
Officer / President     1994    $205,000      $  50,000    $12,330(2)   75,000               $2,250(5)
and Chief Operating
Officer - California
United Bank
Patrick Hartman         1993    $138,000            $ 0    $ 8,450(2)   20,000         0        $1,439
Senior Vice President   1994    $140,021        $13,000    $ 8,653(2)   10,000               $2,085(5)
Chief Financial
Officer / Chief
Financial Officer -
California
United Bank
Anne Williams           1993    $103,400        $25,000    $ 7,800(2)    5,000         0     $2,085(5)
Executive Vice          1994    $124,000        $15,000    $ 8,092(2)   10,000
President
Chief Credit  Officer
/ Chief Credit Officer
- - California United
Bank

(1) The Company provides memberships in certain clubs for certain executives, the use of which primarily relates to Company business. The value of the personal use, if any, of all such benefits cannot be specifically determined and is not reported in the table.

(2) Consists of amounts paid for automobile allowances and term life insurance.

(3)These amounts were signing bonuses, as more fully discussed herein in the section entitled "Other Compensation".

(4) One half of this amount was a signing bonus, see above. The remainder was a merit bonus.

(5) Consists of the Company's matching portion of 401-K Plan contributions.

STOCK OPTIONS

The table on the following page contains information concerning the grant of stock options during the fiscal year ended December 31, 1994 to the Named
Executives:

            OPTION / SAR GRANTS IN THE LAST FISCAL YEAR


INDIVIDUAL GRANTS                                                         POTENTIAL REALIZABLE VALUE
                                                                          AT ASSUMED ANNUAL RATES
                                                                          OF STOCK PRICE APPRECIATION
                                                                          FOR THE OPTION TERM

Name                  OPTIONS/SARS   % OF TOTAL     EXERCISE  EXPIRATION  5%($)         10%($)
                      GRANTED        OPTIONS/SARS   OR BASE   DATE
                      #(1)(2)(3)(4)  GRANTED TO     PRICE
                                     EMPLOYEES IN   ($ / SH)
                                     FISCAL YEAR
Stephen Carpenter        100,000         36.45%    $6.625  3/29/04      $416,642.69   $1,055,854.38
David Rainer              75,000         28.09%    $6.625  3/29/04      $312,482.02    $ 791,890.78
Patrick Hartman           10,000          3.75%    $6.625  3/29/04      $ 41,664.27     $105,585.44
Anne Williams             10,000          3.75%    $6.625  3/29/04      $ 41,664.27     $105,585.44

(1) The options are exercisable in 20% increments commencing one year subsequent to grant and are exercisable over a six year period, provided however, that the options shall vest fully upon the occurrence of certain significant events that include a merger or dissolution of the Company or sale of substantially all the Company's assets. As of March 31, 1995 options equal to the amounts set forth in the section herein entitled "Security Ownership of Certain Beneficial Owners and Management", above were vested. The vested portion of each option may be exercised at any time prior to its expiration by tendering the exercise price in cash, check or in Shares of Common Stock, valued at fair market value on the date of exercise. Each option will terminate three months after termination of employment for any reason other than death or disability. In the event of termination due to death or disability, the option will terminate no later than one year after such termination. Each option is not transferable other than by will or the laws of distribution and is not exercisable by anyone other than the optionee during his lifetime. If the outstanding shares of stock of the Company are increased, decreased or changed into or exchanged for, a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, a corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options shall be made. Subject to certain limitations in the Plan, each option may be amended by mutual agreement of the optionee and the Company.

(2) The exercise price of all options is adjustable in connection with stock dividends, stock splits and similar events.

(3)  The Potential Realizable Value is the product of (a) the difference between
(i) and the product of the closing market price per share at the grant date and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at December 31, 1993. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table will be achieved.

(4) Reflects the number of shares of Common Stock underlying the options granted to the Named Executives during the year. Each of the options was granted pursuant to the Company's 1983, 1985, or 1993 Stock Option Plans.


No options were exercised during 1994 by any of the named parties in the Compensation Table. No exercise price of any option previously granted to any executive officer was adjusted or amended ("repriced") during 1994.

                             AGGREGATED FISCAL YEAR
                                  END OPTION VALUES

                              Number of Unexercised                  Value of Unexercised
                                Options at 12/31/94                  In-the-money Options
                                                  `                           at 12/31/94

Name                    Exercisable / Unexercisable           Exercisable / Unexercisable

S. Carpenter                       39,600 / 159,400                    $66,850 / $112,775
D. Rainer                          31,429 / 123,571                   $ 55,111 / $ 92,044
Patrick Hartman                     3,999 /  26,001                   $    750 / $  5,000
Anne Williams                       7,000 /  23,000                   $ 12,375 / $ 20,750

DEFERRED COMPENSATION PLAN

      In December of 1992, the Bank terminated its deferred compensation plan whereby eligible senior officers and directors of the Bank were entitled to defer certain amounts of compensation and received limited matching amounts from the Bank. All participants were paid in full. No compensation was received by the parties named in the Summary Compensation Table.


OTHER MATTERS RELATED TO COMPENSATION


Other Compensation / Golden Parachutes

     Mr. Carpenter and Mr. Rainer do not have employment contracts, However, in the event that there is a change in control ("Change of Control) of the Bank or its parent company (including a change of more than 50% of the current shareholders of the Company), Mr. Carpenter and Mr. Rainer will each be entitled to any accrued but unpaid bonus at that time. Additionally, in the event of a Change of Control, if a position commensurate with either of their current positions with the Bank is not offered and either elects to resign, the Bank will pay the resigning party, subject to non-disapproval by the regulators, 12 months' compensation.

      During 1993, the Bank sold its mortgage origination network and certain related loan production offices. In connection with that transaction, compensation was required by prior agreement to be paid to the two officers who had founded the mortgage banking division and who managed that business with regard to the value of the mortgage servicing portfolio (which was retained by the Bank) and related to the profitability of the division. As a result, each of Messrs. Douglas Jones and Daniel LuVisi received total compensation of $900,507 for the period January 1, 1993 through the sale date of November 10, 1993, including $714,126 related to bonuses and other payments based on profitability and value of the mortgage servicing portfolio. Messrs. Jones and LuVisi resigned from their positions with the Bank concurrently with the sale of the mortgage origination network, to be employed by the purchaser of the network.

Compensation of Directors

      Directors of the Company receive no compensation for attending meetings of the Board of Directors. However, the directors of the Company also serve as directors of the Bank. The Bank paid the sum of between $3,800 and $1,600 per month during 1993 to each director of the Bank, depending on the number and type of meetings attended by the director. The Director Compensation Plan ties director compensation to board and committee meeting attendance and is also designed to be substantially similar in total compensation to similar banking institutions. Directors who are also salaried employees of the Bank do not receive any additional compensation for activities as directors. Eligible directors receive: (i) $1,000 per board meeting; and (ii) $200 per committee meeting (for committees for which they are members). During 1994, director compensation ranged from $22,600 at the highest to $15,600 at the least, for the entire year, and totalled $130,200 in the aggregate for the year 1994.

Special Stock Option Plan

      On October 20, 1987, the shareholders of the Company approved the 1987 Special Stock Option Plan ("Special Plan") for the Company's directors, to encourage them to continue as directors, give them additional incentive as directors and reward them for past services. This Special Plan is limited to directors of the Company and the Bank and provides for the issuance of 120,960 authorized but previously unissued shares of Common Stock. Only options which do not qualify as "incentive stock options" ("Nonstatutory Stock Options") under
Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), may be issued. Pursuant to the shareholders' approval of the Special Plan, each then current director received options to purchase 15,120 shares. There are no additional options currently available for grant under the Special Plan. The majority of the current directors do not have any special options, although Messrs. Carpenter and Rainer have employee stock options. Options terminate 90 days after a director ceases being a director.

      The Special Plan provides that the exercise price shall not be less than 100% of the fair market value of the shares on the day the options are granted. On October 20, 1987, when the shareholders approved the Special Plan, the directors received such options with an exercise price of $5.791 per share. The options have an exercise period of ten years and are currently fully vested.

      Options granted under the Special Plan are nontransferable (other than by the laws of descent and distribution) and may not be exercised more than three months after termination of directorship, except in the case of the death or disability of an optionee. In such event, the option remains exercisable for one year to the extent it was exercisable at the date of death or disability.

     Pursuant to the Special Plan, payment for the exercise of options must be received in full prior to the issuance of shares. Payment may be made (a) in cash, (b) by delivery of shares of Common Stock previously owned by the optionee (to the extent legally permissible), or (c) in a combination of common Stock and cash. The Special Plan also enables an optionee the possibility to satisfy tax withholding amounts due upon exercise with shares of Common Stock rather than cash, by either delivering already owned shares of Common Stock or withholding from the shares of Common Stock to be issued upon exercise that number of shares which, based on the value of the Common Stock, would satisfy the tax withholding amounts due. Since the Common Stock is listed on NASDAQ, the value of the Common Stock delivered as payment or withheld is deemed to be the closing price of the stock on the date of exercise or, if no sale occurred on such date, the nearest preceding day on which a sale of Common Stock occurred.

Director Warrants

      In May 1985, the shareholders ratified the grant to certain directors at that time, of warrants to purchase 30,006 shares each, a total of 330,066 shares of Common Stock, over a ten-year period as compensation for the personal guarantees of a capital note of the Company in the amount of $1,250,000 from First Interstate Bank of California. Director Glass received an identical warrant to purchase 30,006 shares, at a later date. To comply with regulatory capital requirements by supporting the Company's additional asset growth, the Company issued the capital note, for which the lender required the guarantees by the directors in connection with the purchase of such capital note. The exercise price of such warrants of $4.17 per share was the weighted average price of the Common Stock for the 60 days prior to April 2, 1984, the date on which First Interstate Bank of California approved the purchase of the capital note. The purchase price of each warrant to purchase 30,006 shares was $750. As of March 31, 1995, all of the warrants had been exercised and there are no warrants outstanding.

      In January 1994, the board of directors awarded former chairman of the board Dr. Jon P. Goodman warrants to purchase 7,500 shares of stock at fair market value on date of grant which was $7.00, in recognition of her services to the Company, in view of the fact that she was the only long term director without such incentive, and in connection with her resignation. Dr. Goodman also received special compensation of $30,000 at the same time.

Employee Stock Option Plan (1983)

      In April 1983, the Company adopted the Employee Stock Option Plan (1983) ("1983 Plan") which the shareholders approved in May 1983. The 1983 Plan provided for the issuance of both "incentive stock options" within the meaning of Section 422A of the Code ("Incentive Stock Options") and Nonstatutory Stock Options. The number of shares of Common Stock reserved for issuance under the 1983 Plan was 400,075. As of April 1, 1995, there were 49,030 shares subject to outstanding options. No shares remain available for future grants. The 1983 Plan has expired by its terms, although outstanding options remain and are exercisable over the period designated in the 1983 Plan.

      Only full time employees of the Company or the Bank were eligible to participate in the 1983 Plan. No director of the Company who is not an officer was eligible for a grant of options under the 1983 Plan. Options are exercisable in installments as provided in individual stock option agreements.

     The exercise price of options under the 1983 Plan was equal to at least 100% of the fair market value of the Common Stock as of the date of grant. The exercise price is due in full upon exercise and may be paid (a) in cash, (b) by delivering shares of Common Stock equal in value to the exercise price, subject to certain limitations for shares of stock previously acquired upon exercise of an incentive stock option, or (c) by a combination of cash and Common Stock.

Since the Common Stock is listed on NASDAQ, the value of the Common Stock delivered as payment is deemed to be the closing price of such stock as the date of exercise or, if no sale occurred on such date, the nearest preceding day on which a sale of Common Stock occurred.

     No option granted under the 1983 Plan is transferable by the optionee other than by will or the laws of descent and distribution. Each option is exercisable only while the optionee is employed by the Company, except that if the optionee's employment is terminated for any reason, the option is exercisable for a period of three months thereafter. Upon the disability or death of an optionee, such option is exercisable within one year from the date of disability or death. Information as to grants of options under the 1983 Plan during 1992 is set forth in the section entitled "Compensation of Executive Officers and Directors".

First Amended and Restated 1985 Employee Stock Option Plan

      In October 1985 the shareholders approved the adoption of, and in October 1987 the shareholders approved the amendment to, the First Amended and Restated 1985 Employee Stock Option Plan ("1985 Plan") which provides for the issuance of incentive or nonstatutory stock options. The 1985 Plan provides for the issuance of options to purchase 350,000 shares of Common Stock. As of March 31, 1995, there were 248,440 shares subject to outstanding options, 62,828 shares had been issued upon exercise of options, and 38,732 shares were available for future grants.

      As the 1985 Plan is presently drafted, the Board of Directors, or a Stock Option Committee appointed by the Board of Directors, may administer the plan.

      Only full time employees and directors are eligible to participate in the 1985 Plan. However, no options have been issued to any director who is not a full-time employee under the 1985 Plan and there is no intention to do so. Options are exercisable in installments as provided in individual stock option agreements. The 1985 Plan terminates in 1995.

      The Board of Directors has the authority to determine the exercise price for all stock options granted under the 1985 Plan; provided, however, such exercise price must be equal to at least 100% of the fair market value of the Common Stock as of the date of grant, and provided further, the exercise price for an incentive stock option granted to a Ten Percent Shareholder may not be less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price is due in full upon exercise and may be paid (a) in cash, (b) by delivering shares of Common Stock equal in value to the exercise price, subject to certain limitations for shares of stock previously acquired upon exercise of an incentive stock option, or (c) a combination of cash and Common Stock. Since the Common Stock is listed on NASDAQ, the value of the Common Stock delivered as payment is deemed to be the closing price of such stock as the date of exercise or, if no sale occurred on such date, the nearest preceding day on which a sale of Common Stock occurred.

      The term during which an option granted under the 1985 Plan is exercisable may not exceed ten years from the date of grant; provided, however, an option granted to a Ten Percent Shareholder may not have a term in excess of five years. The aggregate fair market value of the Common Stock (determined at the date of grant) for which any employee may be granted incentive stock options to be first exercisable in any fiscal year may not exceed $100,000. No option granted under the 1985 Plan is transferable by the optionee other than by will or the laws of descent and distribution. Each option is exercisable only while the optionee is employed by the Company, except that if the optionee's employ ment is terminated for any reason, the option is exercisable for a period of three months thereafter. Upon the disability or death of an optionee, such option is exercisable within one year from the date of disability or death.

      Information as to options granted pursuant to the 1985 Plan to executive officers is contained in the section "Compensation of Executive Officers and Directors".

1993 Employee Stock Option Plan

      In November, 1993, the Board of Directors adopted and approved, subject to shareholder approval, the CU Bancorp 1993 Employee Stock Option Plan (the " 1993 Plan"). The 1993 Plan was approved by requisite vote of the shareholders on
December 17, 1993. There were 400,000 shares reserves for option issuances under the 1993 Plan. At March 31, 1995 options for 262,000 shares had been granted under the 1993 Plan, there were 258,000 shares outstanding under the 1993 Plan and there were 142,000 shares available for grant under the 1993 Plan. All full time employees of the Company and its subsidiary are eligible to participate.

     The 1993 Plan supplements the Company's other stock option plans and provides an additional vehicle through which the Company can continue to grant options to key employees. The Board of Directors believes that the Company's long-standing policy of encouraging stock ownership by its key employees in part through the granting of stock options has enhanced the Company's ability to retain and attract such persons.

      Options issued under the 1993 Employee Plan shall, in the discretion of a committee appointed by the Board of Directors (as described below), be either incentive stock options ("Incentive Stock Options") as that term is used in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto, or options which do not qualify as incentive stock options ("Non-Qualified Stock Options").

     Administration

     The 1993 Plan is administered by a committee (the "Committee") appointed by the Board of Directors, which shall consist of not less than two members of the Board of Directors. Each member of the Committee shall be a disinterested person as provided in Rule 16b-3(c)(2) promulgated pursuant to the Securities Exchange Act of 1934, as amended. The Committee shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the 1993 Plan. At the present time the Compensation Committee serves as the Stock Option Committee.

     Grants, Vesting and Exercise Price of Options Under the 1993 Employee Plan

      Under the 1993 Employee Plan, the Committee shall select the eligible participants to whom options will be granted, the type of option to be granted, the exercise price of each option, the number of shares covered by such option and the other terms and conditions of each option. The eligible employees are able to receive Incentive and Non-Qualified Stock Options; provided, however, that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year (under all Incentive Stock Option plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). Should it be determined that any Incentive Stock Option granted exceeds such maximum, such Incentive Stock Option shall be considered to be a Non-Qualified Stock Option to the extent, but only to the extent, of such excess.

     None of the options will be exercisable within the first 12 months from the date of the grant. Each option shall become exercisable in the following four cumulative annual installments: 25% on the first anniversary date of the grant; an additional 25% on the second anniversary date of the grant; an additional 25% on the third anniversary date of the grant; and the last 25% on the fourth anniversary date of the grant. From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.

     The exercise price of Common Stock acquired pursuant to an option granted under the 1993 Employee Plan shall be paid in cash or check payable at the time the option is exercised, in whole shares of stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Committee in accordance with any reasonable evaluation method including the evaluation method) equal to the option price of the shares being purchased, or a combination of stock and cash or check, equal in the aggregate to the option price of the shares being purchased.

     Adjustments Upon Changes In Stock

      If the outstanding shares of the stock of the Company are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price application to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1993 Plan on account of any such adjustment.

     Expiration, Termination and Transfer of Options

     Under the 1993 Employee Plan, no option may extend more than ten (10) years from the date of grant. For purposes of the 1993 Plan, the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option. Except in the event of termination of employment due to death, disability or termination for cause, options will terminate three (3)
months after an employee optionee ceases to be employed by the Company or its subsidiaries, unless the options by their terms were scheduled to terminate earlier. During that three (3) month period after the employee optionee ceases to be employed by the Company or its subsidiaries, such options shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date of which the optionee ceased to be employed by the Company or its subsidiaries. If such termination was due to such optionee's permanent and total disability, or such optionee's death, the option, by its terms, may be exercisable for one year after such termination of employment. If the employee optionee's employment is terminated for cause, the option terminates immediately, unless such termination is waived by the Committee. An option by its terms may only be transferred by will or by laws of descent and distribution upon the death of the optionee, shall not be transferable during the optionee's lifetime and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

     Termination and Amendment of the 1993 Plan

      The 1993 Plan will terminate upon the occurrence of a terminating event, including, but not limited to, liquidation, reorganization, merger or consolidation of the Company with another corporation in which the Company is not the surviving corporation or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property (a "Terminating Event"). The Committee shall notify each optionee not less than thirty (30) days prior thereto of the pendency of a Terminating Event. Upon delivery of such notice, any option outstanding shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in each of the 1993 Plan. The Committee may also suspend or terminate the 1993 Plan at any time. Unless sooner terminated, the 1993 Plan shall terminate ten (10) years from the effective date, October 27, 1993, of the 1993 Plan. No options may be granted under the 1993 Plan while the 1993 Plan is suspended or after the 1993 Plan is terminated. Rights and obligations under any option granted pursuant to the 1993 Plan, while in effect, shall not be altered or impaired by suspension or termination of the 1993 Plan, except with the consent of the person to whom the stock option was granted.

     The 1993 Plan may be amended by the Committee at any time. However, except as otherwise provided in the 1993 Plan relating to adjustments upon changes in stock (e.g., stock splits or stock dividends), no amendment shall be effective unless approved by the affirmative vote of a majority of the shares of the Company present, or represented, and entitled to vote at a duly held meeting at which a quorum is present or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote, if the amendment will:
(a) increase the number of shares reserved for options under the 1993 Plan; (b) materially modify the requirements as to eligibility for participation in the 1993 Plan; or (c) materially increase the benefits accruing to participants under the 1993 Plan. Notwithstanding the foregoing, shareholder approval need not be obtained to effect any such amendment if the Committee determines that such approval is not otherwise required under applicable law and that the failure to obtain such approval will not adversely affect the 1993 Plan under the Code.

1994 Non Employee Director Stock Option Plan

      On April 27, 1994, the Board of Directors adopted and approved, subject to shareholder approval, the CU Bancorp 1994 Non-Employee Director Stock Option Plan (the "1994 Non-Employee Director Plan"), which was approved by the shareholders of the Company at the 1994 Annual Meeting of Shareholders. 200,000 shares were reserved for options under the 1994 Non-Employee Director Plan. All non-employee directors of the Company are eligible to participate in the 1994 Non-Employee Director Plan.

     The Plan is intended to provide a vehicle through which the Company can reward directors for the risks of directorship, encourage their continued service and encourage their stock ownership in the Company. The following discussion summarizes the principal features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, copies of which are available for review at the Company's principal office.

      The Company intends that options issued under the 1994 Non-Employee Directors plan shall be Non-Qualified Stock Options.

      The 1994 Non-Employee Director Plan is administered by a Committee, to the extent possible under applicable law. The Committee will not have any discretion in the amount of options to be granted to any party, the price of any option or the term and exercisability of any option. Option grants shall be automatic as described herein and shall not be variable by the Committee. Each member of a Committee shall be a disinterested person as provided in Rule 16b-3(c)(2) promulgated pursuant to the Securities Exchange Act of 1934, as amended. The Board of Directors or the Committee (as the case shall be) shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the Plan.

      Grants, Vesting and Exercise Price of Options Under the 1994 Non-Employee Director Plan

      Under the 1994 Non-Employee Director Plan, the non-employee directors of the Company are eligible to receive Non-Qualified Stock Options. The 1994 Non-Employee Director Plan provides for the grant of options to non-employee directors, without any action on the part of the Committee, only upon the following terms and conditions:

           Each such person who was a director of the Company on July 1, 1994 (the "Effective Date") received Non-Qualified Stock Options to acquire 5,000 shares of stock of the Company, subject to adjustment, on the Effective Date, and such options shall be deemed to have been granted on the Effective Date. The Chairman of the Board on the Effective Date received options to purchase an additional 2,500 shares of the Company's Common Stock.

          Each such person who is a director of the Company on the day following an Annual Meeting of Shareholders in years commencing in 1995, shall receive non qualified options to acquire 5,000 shares of stock of the Company, subject to adjustment, provided that the person who is then the Chairman of the Board shall receive additional nonqualified options to acquire 2,500 shares of stock of the Company, subject to adjustment; provided, however, that in the event the shares available under the 1994 Non-Employee Director Plan are insufficient to make any such grant, all grants made thereunder on such date shall be prorated.

           None of the options will be exercisable until the March 31 next following the date of grant. Each option shall become exercisable in the following four cumulative annual installments: 25% on the first March 31 following  the  date  of the grant; an additional 25% on  the  second  March  31 following  the  date  of  the grant; an additional 25% on  the  third  March  31 following  the  date  of  the grant; and the last 25% on  the  fourth  March  31 following the date of the grant. From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option.

           Subject to earlier termination as provided elsewhere in the 1994 Non-Employee Director Plan, each option shall expire ten (10) years from the date the option was granted.

           The exercise price of each option shall be equal to one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted, which shall be the closing price for the stock of the Company on the date of such grant or if the date of such grant is not a trading day, the first immediately preceding trading day. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange registered under the 1934 Act on which the stock of the Company is admitted to trading or listed, or if not listed or admitted to trading on any national securities exchange, the last sale price of the stock of the Company on the National Association of Securities Dealers National Market System ("NMS") or, if not quoted in the NMS, the average of the closing bid and asked prices of the stock of the Company on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if the stock of the Company is not listed on NASDAQ or any comparable system, the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

      The exercise price of Common Stock acquired pursuant to an option shall be paid in cash or check payable to the order of the Company at the time the option is exercised, in whole shares of stock of the Company owned by the optionee having a fair market value on the exercise date (determined by the Committee in accordance with any reasonable evaluation method) equal to the option price of the shares being purchased, or a combination of stock and cash or check payable to the order to the Company, equal in the aggregate to the option price of the shares being purchased.

     Adjustments Upon Changes In Stock

      If the outstanding shares of the stock of the Company are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price application to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option. Adjustments under this section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

     Expiration, Termination and Transfer of Options

     Each option granted under the 1994 Non-Employee Director Plan shall, except as discussed below, expire ten (10) years from the date of the grant. Except in the event of termination of directorship due to death, or termination for cause, options will terminate twelve (12) months after an optionee ceases to be a director of the Company, unless the options by their terms were scheduled to terminate earlier. During that twelve (12) month period after the non-employee director optionee ceases to serve as a director of the Company, such options shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date of which the optionee ceased to be a director of the Company or its subsidiaries. If such termination was due to such optionee's death while a director or in the twelve month period following termination of the directorship, the option, by its terms, may be exercisable for one year after death. If the non-employee director optionee is removed from the Board of Directors of the Company for cause, the option terminates immediately on the date of such removal. Removal for cause shall include removal of a director who has been declared of unsound mind by an order of court or convicted of a felony. An option by its terms may only be transferred by will or by laws of descent and distribution upon the death of the optionee, shall not be transferable during the optionee's lifetime, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

     Termination and Amendment of the Plan

      The Plan will terminate upon the occurrence of a terminating event, including, but not limited to, liquidation, reorganization, merger or consolidation of the Company with another corporation in which the Company is not the surviving corporation or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property (a "Terminating Event"). The Board of Directors or the Committee (as the case may be) shall notify each optionee not less than thirty (30) days prior thereto of the pendency of a Terminating Event. Upon delivery of such notice, any option outstanding shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. The Board of Directors or the Committee (as the case may be) may also suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the effective date, of the Plan. No options may be granted under the Plan while the Plan is suspended or after the Plan is terminated. Rights and obligations under any option granted pursuant to the Plan, while in effect, shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the stock option was granted.


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
     The Compensation Committee (the "Committee"), which consists solely of non-officer directors, determines and administers the compensation of the Bank's executive officers. The present membership of the Committee consists of Paul Glass and Ronald Parker. The Company does not pay any direct compensation to its executive officers, except pursuant to the stock option plans. The executive officers of the Corporation are compensated by the Bank for their services to the Bank, and receive benefits under various Bank employee benefit plans. The Compensation Committee oversees the compensation programs of the officers of the Bank and also serves as a Compensation Committee for the Bank. This report is presented by the Committee as the Compensation Committee for the Company and the Bank. None of the members of the committee is an employee of the Bank or the Corporation. The Committee provides the following report on executive compensation.

      Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report, and the performance graph on page 20, shall not be incorporated by reference into any such filings.

Overall Philosophy

      In view of the recent history of the Company and the resulting changes at the Company over the past three years, the compensation committee has reviewed the emphasis of the program to distinguish the current policies from those of the prior periods, and to accentuate long term profitability over short term compensation. As a result, the executive compensation program has gone through redevelopment over the past three years and it is expected that development of a compensation strategy is a dynamic process that will continue. The Committee views the executive compensation program as a major factor in the competitive strategy of the Bank. The program's goal is to attract, provide incentive to and retain competent managers whose goals are aligned with those of the Bank's shareholders. To this end, it is the ongoing responsibility of the Committee to establish and administer an executive compensation program that fosters competency in management, provides high caliber executive talent and both recognizes and motivates performance.

      The Compensation Policy of the Company is threefold. First it seeks to align compensation with profitability of the Company and enhancement of shareholder value. Second, it seeks to serve to attract, motivate and retain the most qualified professionals to the Company as employees by providing competitive compensation packages and seeking employees with diverse and sophisticated experience. Finally, it is designed to put a substantial portion of employee compensation "at risk", by designing long term compensation and option plans the value of which is dependent on long term profitability of the Company.

Recruitment of Management Personnel
In seeking executive officers, it is the Company's strategy to seek highly credentialed, experienced bankers and other professionals, with proven skills. The Committee acknowledges that these requirements may result in recruitment of individuals whose primary experience is in much larger and more sophisticated institutions, with concomitant compensation requirements. It is the philosophy of the Company to command the best talent available at all levels, to position the Company to take advantage of growth, strategic acquisition and other opportunities in the future, which may require such a sophisticated management group. The Committee believes that the Bank's current Chief Executive Officer
(CEO) and top executive group reflects the successful satisfaction of the Board's recruitment objectives.

Base Salary

      The Committee believes it has in place a performance-driven executive incentive plan to reflect the philosophy set forth above, in tandem with an executive performance evaluation system. The Company's goal is to be competitive with those financial institutions which the Committee deems to be similar, and in this manner to attract and retain top financial institution executives. Surveys of such institutions will be conducted or reviewed on a periodic basis.

       The philosophy of the Compensation Committee is oriented toward compensation and performance systems that merge the interests of the shareholders and management by placing emphasis on rewards tied to various financial measures. The goal of all compensation and the evaluation system is to motivate and monitor the exceptional executive performances that will be required for the Bank to achieve its strategic business objectives.

      The compensation and performance system rewards employees based on the achievement of corporate and individual objectives. The corporate objectives are outlined, in part, in the strategic plan of the Company, and include the attainment of specific levels or return on equity and return on assets which are for future periods. While the Company may not have reached all the specific levels targeted for future performance, the Committee believes that the CEO base salary (and total compensation package) is in line with both the goals of the Company discussed above and is in the top quartile of similarly situated executive salaries. The Committee believes that such level of compensation is acceptable based on the background, experience and sophistication of the CEO, which is in line with the standards discussed above. Based on this information, and providing no substantial change in the data, the Committee would expect base salary increases for the CEO and executive officers to be related primarily to changes in the cost of living and changes in duties or responsibilities, unless the survey material suggests adjustments are in order.

Bonuses

      Bonuses will be related to achievement of corporate and individual goals, some of which will be established as part of the review process and some of which will relate to the Company's strategic planning. The goal of bonuses is to motivate the exceptional executive performances which will be required in order for the Bank to achieve its strategic business objectives, to monitor the achievement of these objectives, and to reward extraordinary effort. The general pool available for bonuses will be determined after review of the Company's profitability, and thereafter the individual benchmarks will be reviewed. It is expected that bonuses will constitute the primary cash compensation increases in the near term.

Long Term Compensation / Stock Options

     The long-term plan will make awards based upon the achievement of corporate and individual objectives which will enable the Bank to reach the financial goals set forth in its Strategic Plan dated June 22, 1993. The financial goals include the return to profitability, the attainment of specific levels of return on equity and return on assets. The magnitude of awards under the plan will be determined by increases in the value of the Bank's common stock, thus increasing the plan participants' incentive to achieve the goals of shareholders. It is the philosophy of the Committee to provide the potential for long term incentives to all employees of the Bank.

     Stock Options will also be utilized to encourage executive officers to have a stake in the Company, encourage them remain with the Company and to align their interests more fully with those of the other stockholders.

Special Deduction Limit

      Section 162 (m) of the Internal Revenue Code limits federal income tax deductions for compensation paid after 1993 to the Company's Chief Executive Officer and its four other most highly compensated officers to $1 Million per year per individual, but includes an exception for performance based compensation that satisfies certain conditions. Because final regulations have not yet been adopted interpreting Section 162 (m) the Company has not taken steps to review its compensation programs in light of the new provisions. It is the intent of the Company to retain the deduction for compensation, to the extent possible. Based on the current level of compensation to executives of the Company and the level contemplated for the immediate future, it is believed that this limitation will not materially affect the Company, except for some unforeseen circumstance.

SHAREHOLDER RETURN GRAPH

The following line graph compares the total cumulative shareholder return on the Corporation's common stock, based upon quarterly reinvestment of all dividends, to the cumulative total returns of the Standard & Poors 500, and the Montgomery Securities Western Bank Monitor Southern California Proxy Index of selected bank stocks. The graph assumes $100 invested on December 31, 1989, in the Corporation's common stock and each of the indices.

Source:   Montgomery Securities Western Bank Monitor

The following table sets forth the data points for the performance graph.

                                  DECEMBER 31,
             1989     1990      1991     1992     1993     1994

CU BANCORP    100    65.12     36.18    23.93    47.86    49.70
S&P 500       100    93.44    118.02   123.29   131.99   129.96
SO. CALIF.    100    87.13     72.95    71.41    84.59    95.48
PROXY

SOURCE:   Montgomery Securities Western Bank Monitor

Indebtedness of Management

      Some of the Company's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have limited such ordinary banking transactions with such persons in the future. The Bank has adopted a policy that it generally will not make new loans to Directors, with the exception of loans fully secured by cash. In the opinion of the management of the Bank and except as provided below, all loans and commitments to lend included in such transactions were made in compliance with applicable laws, and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar credit worthiness, and did not involve more than a normal risk of collectibility or present other unfavorable features. Although the Bank does not have any limits on the aggregate amount it would be willing to lend to directors and officers as a group, loans to individual directors and officers must comply with the Bank's respective lending policies and statutory lending limits, and prior approval of the Board of Directors is required for these loans.

     There were no related party loans as of December 31, 1994.

      During 1992, the Bank charged off loans, and a letter of credit totalling $1,300,000 and $650,000 respectively, to a former director and another party. As a result of Bank initiated legal actions against the obligors and certain former officers and directors of the Bank settlements were entered into which resulted in recovery of approximately $1.1 Million. In addition, the settlement included potential long term payments of additional amounts. The Collateral for this long term obligation which was not given specific value by the Bank, has been substantially diminished or extinguished by the exercise of foreclosure powers under a deed of trust by an unaffiliated financial institution. The Bank has charged off all amounts related to these transactions and there is no assurance of further recovery.

Other Material Transactions

     Except as set forth below, there are no other existing or proposed material transactions between the Company and the Bank and any of the Company's directors, executive officers, or beneficial owners of five percent or more of the Common Stock, or the immediate family or associates of any of the foregoing persons.

      In 1993, prior to his election as a director of the Company, Kenneth Bernstein entered into an agreement with the Bank to assist in collection of a large charged off credit. In exchange for Mr. Bernstein's assistance, the Bank agreed to pay him 50% of amounts recovered on such credit (after deduction of legal fees). Although the Bank, with Mr. Bernstein's assistance, located the debtor, the debtor subsequently filed bankruptcy and no amounts have been recovered.

Regulatory Agreement

     In November 1993, the Bank was informed by the Office of the Comptroller of the Currency ("OCC"), that the OCC had terminated the formal written agreement (the "Agreement") with the OCC entered into in June 1992, based upon the Bank's compliance with the provisions of the Agreement.

      In November 1993, the Federal Reserve Bank of San Francisco terminated a Memorandum of Understanding with the Company, originally entered into In August, 1992. The termination of the MOU was taken in recognition of the Company's compliance with these requirements.


PROPOSAL 2.  APPROVAL OF THE CU BANCORP 1995 RESTRICTED STOCK PLAN

Existing Restricted Stock Plans

     The Company does not currently have any restricted stock.

Summary of the Restricted Stock Plan

      On March 28, 1995, the Board of Directors adopted and approved, subject to shareholder approval, the CU Bancorp 1995 Restricted Stock Plan (the "Plan"). The Plan is being submitted for shareholder approval. Approval of the Plan requires the affirmative vote of a majority of the shares of the Company present, or represented, and entitled to vote at a duly held meeting at which a quorum is present.

      The Plan is intended to provide a vehicle through which the Company can reward employees for their past service and encourage their continued service and their stock ownership in the Company. The following discussion summarizes the principal features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, copies of which are available for review at the Company's principal office.

      Restricted Stock is common stock issued by the Company, subject to restrictions on sale or transfer (more fully described below) which continue until such time as may be specified. An employee holding Restricted Stock is entitled to receive cash dividends and vote the shares. At such time as the conditions are satisfied, the restrictions lapse. If the employee's employment terminated before the restrictions lapse, or if any conditions are not fulfilled, the restricted stock ( or that portion of it as to which the restrictions have not lapsed) must be returned to the Company.

Purpose

      The purpose of the Plan is to strengthen the Company by providing to employees added incentives for high levels of performance and to encourage stock ownership in the Company. The Plan seeks to accomplish these goals by providing a means whereby such employee of the Company may be given an opportunity to benefit from increase of stock value and growth in the value of the Common Stock of the Company. The Plan is also intended to enable the Company and its subsidiaries to compete effectively for and retain the services of such persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

Administration

     The Plan will be administered by a Committee, to the extent possible under applicable law. The Committee will have discretion in the amount of shares to be granted to any party, the restrictions applicable to the shares and other matters under the Plan. Each member of a Committee shall be a disinterested person as provided in Rule 16b-3(c)(2) promulgated pursuant to the Securities Exchange Act of 1934, as amended. The Board of Directors or the Committee (as the case shall be) shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the Plan.

Shares Reserved

      The number of shares of Common Stock reserved for issuance under the Plan is 75,000. If any an employee is required under the terms of the Plan to return the Restricted Shares to the Company (or if such shares automatically are cancelled ), such shares shall again become available for the Plan.

Eligibility

     All  employees of the Company are eligible to participate in the Plan.

Grants, Vesting and Restrictions Under the Restricted Stock Plan

      Under the Plan, the employees of the Company are eligible to receive Restricted Stock. The Committee will determine which employees and the amount of Restricted Stock to be granted to each. Subject to the rights of the Committee to vary the restrictions under the Plan, each grant shall conform to the following:

      Restrictions with regard to 25% shall expire and terminated upon the second anniversary of the grant. Thereafter restrictions shall expire and terminate as to an additional 25% of such award on each anniversary of the grant thereof.

      If a Participant ceases to be an employee of the Company (for any reason other than death disability or retirement (as defined in the Company's 401-K
Plan) prior to the expiration and termination of any restrictions on a grant of Restricted Stock, such Restricted Stock shall be automatically forfeited and returned to the Company. In the event of death, retirement or disability of an employee then any Restricted Shares shall become free and clear of any restrictions and all restrictions shall automatically expire and terminate. In the event that a Participant elects to retire before the normal retirement age (as defined in the Company's 401-K Plan) the Committee, in its discretion, shall determine whether all or any portion of the Restricted Stock then owned by such Participant shall be forfeited or become free of such restrictions.

Adjustments Upon Changes In Stock

      If the outstanding shares of the stock of the Company are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares of Restricted Stock available under the Plan or previously granted. Adjustments under this section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

Transfer of Restricted Stock

     Restricted Stock by its terms may only be transferred by will or by laws of descent and distribution upon the death of the optionee, and shall not be transferable during the optionee's lifetime.

Termination and Amendment of the Plan

      The restrictions on the common stock issued pursuant to the Plan will terminate upon the occurrence of a terminating event, including, but not limited to, liquidation, reorganization, merger or consolidation of the Company (or its principal subsidiary) with another corporation in which the Company (or its principal subsidiary) is not the surviving corporation or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property or any other transaction in which more than 50% of the ownership of the Corporation is transferred (a "Terminating Event"). The Board of Directors or the Committee (as the case may
be) may also suspend or terminate the Plan at any time. No grants may be made under the Plan after the third anniversary of the date of adoption of the Plan. Rights and obligations under any Restricted Stock granted pursuant to the Plan, while in effect, shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Restricted Stock was granted.

     The Plan may be amended by the Board of Directors or the Committee (as the case may be) at any time. However, except as otherwise provided in the Plan relating to adjustments upon changes in stock (e.g., stock splits or stock dividends), no amendment shall be effective unless approved by the affirmative vote of a majority of the shares of the Company present, or represented, and entitled to vote at a duly held meeting at which a quorum is present or by the unanimous written consent of the holders of all outstanding shares of the Company entitled to vote, if the amendment will: (a) increase the number of shares reserved under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; or (c) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, shareholder approval need not be obtained to effect any such amendment if the Board of Directors or the Committee (as the case may be) determines that such approval is not otherwise required under applicable law and that the failure to obtain such approval will not adversely affect the Plan under the Code.

Federal Income Tax Consequences

      The following discussion is only a summary of the principal federal income tax consequences of the options and rights to be granted under the Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual Participants, which may substantially alter or modify the federal income tax consequences herein discussed.

      During the period of restrictions, and as long as Restricted Stock remains both nontransferable and subject to a substantial risk of forfeiture, there are generally no tax consequences resulting from the award of Restricted Stock for either the recipient or the Company. At such time as the Restricted Stock either becomes transferable or is no longer subject to a substantial risk of forfeiture, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the stock over the amount the recipient paid for it, if any. However the recipient may elect, within 30 days after receipt of the award of Restricted Stock, to report the fair market value of the restricted stock subject to the award (valued as if it were unrestricted) as ordinary income at the time of receipt.

The Company will receive a compensation deduction equal to the ordinary income recognized by the recipient when so recognized. If such an election is made and the restrictions on the stock fail to lapse for any reason, the recipient will not be entitled to a deduction. For accounting purposes, the company recognizes a compensation expense during the period of vesting according the rules of FASB.

When stock that was formerly restricted stock is sold or otherwise disposed of, the tax treatment will depend on whether the recipient made the election described above. If the recipient did not make the elections, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the date the restrictions lapsed tot he date of the sale or other disposition, in an amount equal to the difference between the amount received on disposition and the greater of the amount the recipient paid for the stock or the fair market value of the stock on the date the restrictions lapsed. If the recipient made the election, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the Award to the date of disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the recipient for the restricted stock and the amount recognized by the recipient as ordinary income at the time of the Award.

     If, as a result of a Terminating Event (see above) an employee's Restricted Stock Vests free of restrictions, the additional economic value attributable to the acceleration, if any, may be deemed a "parachute payment" if such value, when combined with all other payments resulting from the change of control (if any), equals or exceeds 300% of the employee's average annual taxable compensation over the five preceding calendar years. In such case, the excess of the total parachute payment over such average annual taxable compensation is subject to a 20% non deductible excise tax, in addition to any income tax payable and the Company is not entitled to deduct the portion of the parachute payment this is subject to such excise tax. In such an event or in the event of changes in applicable law, if the aggregate compensation of the executive officer would exceed such limit, the deductibility of awards of Restricted Stock cannot be assured.

 Required Vote

      Shareholders are being asked to approve the CU Bancorp 1995 Restricted Stock Directors Plan. Approval of the Plan requires the affirmative vote of a majority of the shares of the Company present, or represented, and entitled to vote at a duly held meeting (at which a quorum is present). Under applicable California law, an abstention will be counted in determining the presence of a quorum and will have the same effect as a vote against the proposal and a broker non vote will not be counted in determining the presence of a quorum and will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CU BANCORP 1995 RESTRICTED STOCK PLAN. Proxies solicited by the Board of Directors will be voted "FOR" unless a vote against the proposal or an abstention is specifically indicated.

                             INDEPENDENT ACCOUNTANTS

      The Audit Committee of the Board of Directors of the Corporation selected Arthur Andersen & Co. to serve as independent accountants of the Corporation for its fiscal year ending December 31, 1993 and 1994. Arthur Andersen & Co. has no direct or material financial interest in the Corporation. Arthur Andersen & Co. has served as the Corporation's independent accountants for more than five years prior to this date. A representative of Arthur Andersen & Co. is expected to attend the 1995 Annual Meeting of Shareholders, with the opportunity to make a statement and respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 1996 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting, should submit such proposal to the Company at its principal place of business no later than December 15, 1995, which is 120 days prior to the anticipated mailing date of the proxy materials for the 1996 Annual Meeting.

                                  OTHER MATTERS

      Management is not aware of any other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

     THE COMPANY WILL SUPPLY TO SHAREHOLDERS WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. EXHIBITS TO THE FORM 10-K WILL BE FURNISHED UPON PAYMENT

OF REASONABLE CHARGES. WRITTEN REQUESTS SHOULD BE DIRECTED TO PATRICK HARTMAN, CHIEF FINANCIAL OFFICER, CU BANCORP, 16030 VENTURA BOULEVARD, ENCINO, CALIFORNIA 91436.


                              CU Bancorp




                              Paul Glass, Chairman of the Board


Dated:  May ____, 1995
Encino, California

PROXY     CU BANCORP

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned appoints Stephen G. Carpenter, Ronald Parker and Paul Glass, as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated below, all the shares of common stock of CU Bancorp held of record by the undersigned as of ________, 1995, at the 1995 Annual Meeting of Shareholders of CU Bancorp (the "Meeting") to be held on June 29, 1995, and any adjournment thereof.

1.  To elect as directors the nominees set forth below:

FOR ALL NOMINEES LISTED                      WITHHOLD AUTHORITY
(except as marked to the contrary). Discretionary       to vote for all
nominees.
authority to cumulate votes is granted.

       (INSTRUCTION: To withhold authority to vote for any individual nominee, cross out the nominee's name).

Kenneth L. Bernstein, Stephen G. Carpenter, Richard H. Close, Paul W.
Glass, M. David Nathanson, Ronald S. Parker    and David I. Rainer.

2.  To approve the CU Bancorp 1995 Restricted Stock Plan

       FOR                 AGAINST             ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(REVERSE OF CARD)



      The undersigned hereby ratifies and confirms all that said proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned acknowledges receipt of the notice of the Meeting and the proxy statement accompanying said notice.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                         Dated:                                   , 1995

                      Number of Shares



                                                 (Signature of Shareholder(s)




                                                 (Signature of Shareholder(s)


                                            When  signing as attorney, executor,
                                        administrator,  trustee,  or   guardian,
                                        please  give full title as  such.  If  a
                                        corporation,   please   sign   in   full
                                        corporate  name  by president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership  name   by
                                        authorized person.